                                                                      EXHIBIT 99

                                AGREEMENT OF SALE

      THIS AGREEMENT OF SALE ("Agreement") is dated as of the 15th day of June, 2006 between RUBEN MANAGEMENT LLC, of 1A Ramsey Rd., Great Neck, NY 11023, together with all successors and assigns ("Purchaser"), and CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV, a Delaware limited partnership, of 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, Ann Arbor, Michigan 48105 ("Seller").

                                    RECITALS:

      Seller is the owner of certain real property and improvements located at the address set forth in the Fundamental Sale Provisions below.

      Purchaser desires to purchase, and Seller is willing to sell the real property and improvements upon the terms and conditions set out below.

      In consideration of the terms, covenants and conditions set forth in this Agreement, Seller and Purchaser agree as follows:

      1. FUNDAMENTAL SALE PROVISIONS. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings listed in the following Fundamental Sale Provisions.

Land: That certain real property commonly known as 1479 Main Street, located in the City of Hamilton, State of Ohio and more particularly described in the attached Exhibit "A".

Lease: That certain Lease, dated February 28, 1997, as amended, ("Lease"), between Seller and Hollywood Entertainment Corporation an Oregon corporation ("Tenant").

Deposit: $25,000, payable as set forth in Section 3 below and shall become a lien on the Property in the event of Seller's default.


Subject State:              State of Ohio

Purchase Price:             $1,450,000, payable as set forth in Section 3 below.

Title Company:              Lawyer's Title Insurance Corporation
                            140 E. 45th Street
                            New York, NY 10017
                            Phone: (212) 949-0100
                            Fax: (212) 949-2438

Due Diligence Period:       Forty-Five (45) days after the Effective Date.

Financing Period:           Forty-Five (45) days after the expiration of the Due
                            Diligence Period.

Closing: To occur on or about thirty (30) days following the expiration of the Financing Period or such other date as mutually agreed upon in writing between Seller and Purchaser. The closing shall take place via mail

Seller's Broker:            CB Richard Ellis, Inc., a Delaware corporation, with
                            an address at 505 N. Brand Ave., Suite 100,
                            Glendale, CA 91203; attn: Sterling Champ.

Purchaser's Broker:         American Investment Properties, Inc., a corporation,
                            with an address of 600 Old Country Road, Ste. 425,
                            Garden City, NY 11530; attn: Ron Koenigsberg

Effective Date:             The date on which the original Agreement is received
                            by Elie Aryeh at 110-20 71st Road - Suite 110,
                            Forest Hills, New York 11375

      2. AGREEMENT TO SELL AND CONVEY. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, subject to the terms and conditions set forth in this Agreement, all of Seller's right, title and interest in and to:

            (a) Project. All buildings, structures, and improvements (collectively, "Improvements") on the Land (collectively, "Project");

            (b) Easements. All of the recorded easements benefiting, and recorded rights of access appurtenant to, the Land;

            (c) Rights and Appurtenances. All and singular, the rights and appurtenances pertaining to the Land, including any adjacent streets, roads, alleys, accesses, and rights-of-way; and

            (d) Lease. The Lease, together with all prepaid rentals (to the extent applicable) to a period beyond the date of Closing.

All of the foregoing is collectively referred to as "Property".

      3. PURCHASE PRICE; DEPOSIT. The Purchase Price for the Property shall be payable as follows:

            (a) Deposit. Within three (3) days of the date of this Agreement, Purchaser shall place the Deposit in escrow with the Title Company. The Deposit shall be held in accordance with the terms of the Earnest Money Escrow Agreement attached hereto as Exhibit B and the laws of the Subject State and applied to the Purchase Price at Closing (if the transaction is consummated). The Deposit shall be held in a money market account reasonably acceptable to Purchaser and Seller and all interest shall be paid to the party entitled to the Deposit. Upon the expiration of the Due Diligence Period, assuming Purchaser has not otherwise elected to terminate this Agreement, the Deposit shall be deemed non-refundable (except in the event of Seller's failure to consummate the transaction described herein as a result of Seller's default hereunder or in the event that the Financing Contingency (described in Section 5(c) below) is not satisfied or waived); and

            (b) Balance of Purchase Price. The balance of the Purchase Price (plus or minus closing adjustments, as the case may be), together with the Deposit, shall be paid to Seller at the Closing. Payment shall be by wire transfer of immediately available U.S. funds in accordance with wire transfer instructions provided by Seller prior to the Closing. In exchange for such payment, Seller shall deliver to Purchaser a deed (in form required by the Subject State) whereby Seller only warrants against its own acts and/or omissions ("Deed"). The Deed shall be substantially in the form attached as Exhibit "C" and shall convey title to Purchaser, subject to the lien for taxes which are not yet due and payable and such other exceptions to title which are disclosed in the Title Commitment (defined below) and to which Purchaser consents in writing or waives its objection thereto pursuant to this Agreement.

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

      4. DUE DILIGENCE ITEMS. Unless a longer time period is specifically identified below, within five (5) days of the date of this Agreement, and at its sole cost and expense, Seller shall furnish or cause Broker to furnish to Purchaser the following items (collectively, "Due Diligence Items"):

            (a) Title Work. A copy of the owner's policy of title insurance issued to Seller at the time it acquired the Project. Within fifteen (15) days of the date of this Agreement, and provided Purchaser has delivered evidence to Seller that the Deposit has been tendered to the Title Company, Seller shall provide a commitment for an owner's policy of title insurance on the Project ("Title Commitment"), which shall: (i) be issued by Title Company in favor of Purchaser without so called "Standard Exceptions", (ii) be dated after the date of this Agreement, (iii) provide for coverage in an amount equal to the Purchase Price, (iv) show the state and quality of title to the Property, together with all liens, encumbrances and other charges and items affecting the Property; and
(v) be accompanied by legible copies of all documents referenced in the Title Commitment. Any endorsements to the Title Commitment shall be obtained by Purchaser at Purchaser's sole cost and expense;

            (b) Survey. A copy of the existing ALTA as-built survey of the Land, if any, in Seller's possession ("Survey");

            (c) Certificate of Occupancy. A copy of the existing certificate of occupancy, if any, in Seller's possession;

            (d) Phase I. A copy of the existing "Phase I" environmental assessment of the Project, if any, in Seller's possession; and

            (e) Lease Documents. A complete copy of the Lease, as amended.

            Seller agrees to use his best efforts to work with Tenant to obtain copies of any permits and/or approvals, if applicable, as reasonably requested by Purchaser that may have been issued to comply with local ordinances.

            Purchaser shall promptly deliver to Seller written acknowledgement of Purchaser's receipt of each Due Diligence Item. Within seven (7) days after the date of this Agreement, Purchaser shall notify Seller in writing in the event that Purchaser has not yet received any Due Diligence Item (which notice shall specify any Due Diligence Item not yet received); otherwise, Purchaser shall be deemed to have received all of the Due Diligence Items.

            Purchaser acknowledges and agrees that, except for such items which are in the public records, the Due Diligence Items are proprietary and confidential in nature and have been and/or will be made available to Purchaser solely to assist Purchaser in determining the feasibility of purchasing the Property. Purchaser agrees not to disclose the Due Diligence Items, or any of the provisions, terms or conditions thereof to any party outside of Purchaser's organization except: (i) to Purchaser's accountants, attorneys, lenders, prospective lenders, environmental consultants, investors and/or prospective investors (collectively, "Permitted Outside Parties") in connection with the transactions contemplated by this Agreement, or (ii) as may be required by law. Purchaser shall take such actions as are necessary so as to ensure that the Permitted Outside Parties also protect the confidential nature of the Due Diligence Items to the same extent as Purchaser is obligated to do so hereunder. In permitting Purchaser and the Permitted Outside Parties to review the Due Diligence Items, Seller has not waived any privilege or claim of confidentiality with respect thereto and no third party benefits of any kind, either expressed or implied, have been offered, intended or created by Seller and any such claims are expressly rejected by Seller and waived by Purchaser on its own behalf and on behalf of the Permitted Outside Parties.

            Purchaser shall return to Seller all of the Due Diligence Items (including all copies Purchaser has made of the Due Diligence Items) at such time as this Agreement is terminated for any reason. Purchaser's obligations under this Section 4 shall survive the termination of this Agreement.

            Purchaser acknowledges that most of the Due Diligence Items were prepared by third parties and, in many instances, were prepared prior to Seller's ownership of the Property. As to items 4a through and included 4d above, Purchaser further acknowledges and agrees that, except as specifically set forth herein: (i) neither Seller nor any of its directors, officers, partners, members, agents, employees or contractors have made any warranty or representation regarding the truth, accuracy or completeness of the Due Diligence Items or the sources thereof, (ii) Seller has not undertaken any independent investigation as to the truth, accuracy and completeness of the Due Diligence Items, (iii) neither Seller nor any director, partner, member, officer, employee or agent acting on Seller's behalf is authorized to make any representations or warranties of whatsoever kind or nature regarding either the truth, accuracy or completeness of the Due Diligence Items or the Property (other than as described herein) and (iv) Seller is providing the Due Diligence Items to Purchaser (or making the Due Diligence Items available to Purchaser) solely as an accommodation to Purchaser. Purchaser further acknowledges and agrees that Purchaser shall be solely responsible for reviewing, analyzing and determining the truth, completeness, accuracy and adequacy of the Due Diligence Items.

      5. CONDITIONS TO PURCHASER'S OBLIGATIONS.

            (a) Objection Notice. Purchaser shall have until the close of Seller's business on the date the Due Diligence Period expires to deliver written notice to Seller indicating whether any of the Due Diligence Items, the condition of the Property, or title thereto is unsatisfactory to Purchaser and specifying the matters which are not satisfactory or to which Purchaser otherwise objects ("Objection Notice") or simply stating they do not wish to purchase the property in which event the Seller shall immediately return the deposit herein to Purchaser. In the event Seller does not receive an Objection Notice within the time period set forth in the preceding sentence, Purchaser shall be deemed to have accepted the Due Diligence Items, the condition of the Property, and title thereto, as disclosed in the Due Diligence Items, at which time the Deposit shall, except as provided in the following sentence, become non-refundable. The Deposit shall be refundable in the event of Seller's failure to consummate the transaction described herein as a result of Seller's default hereunder.

            (b) Responses to Objection Notice. In the event that either: (i) Purchaser indicates in the Objection Notice that the Property or the Due Diligence Items are not satisfactory in any material respect, or (ii) Purchaser discovers and informs Seller in writing of, or Seller informs Purchaser of, any change in the status of title to the Property occurring after the date of this Agreement and resulting in an encumbrance on the Property in addition to the Lease and the Permitted Exceptions (as defined below) (each a "Title Defect"), Seller may promptly undertake to cure the items specified in the Objection Notice or eliminate any such Title Defect to the reasonable satisfaction of Purchaser and/or, to the extent possible, cause the Title Company to insure over any Title Defect to the reasonable satisfaction of Purchaser and accordingly modify the Title Commitment. In the event Seller elects not to effect such cure or is either unable to do so or have the Title Company so insure over Purchaser's objections within ten (10) days after receipt by Seller of the Objection Notice or notice of any Title Defect, Purchaser may, at its option:
(1) waive any of its objections set forth in the Objection Notice or relating to the Title Defect, without any adjustment in the Purchase Price, or (2) terminate this Agreement, in either event by giving prompt written notice thereof to Seller. In the event Purchaser elects to terminate this Agreement, the Deposit shall be returned to Purchaser and, except as expressly set forth in this Agreement, neither Seller nor Purchaser shall have any further obligations under this Agreement.

            (c) Financing Contingency. If the Purchaser and Seller have initialed that "Financing Contingency Applies" below, Purchaser's obligations hereunder are contingent upon Purchaser's ability to obtain a loan ("Loan") to finance its purchase obligation hereunder. Purchaser shall: (i) apply for such Loan within ten (10 days after the expiration of the Due Diligence Period, and (ii) shall have the Financing Period in which to obtain a commitment for financing ("Commitment"). In the event Purchaser is unable to obtain the Commitment prior to the expiration of the Financing Period, Purchaser shall have the right to terminate this Agreement by delivering written notice thereof to Seller and the Escrow Agent prior to the expiration of the Financing Period. The failure by Purchaser to deliver such notice of termination prior to the expiration of the Financing Period shall be an election by Purchaser to waive such financing contingency, thereby causing the Deposit to become non-refundable. In the event of Purchaser's timely election to terminate this Agreement, the entire portion of the Deposit then held by the Escrow Agent shall be delivered to Purchaser, subject to Purchaser's continuing obligations to return the Due Diligence Items and Purchaser's indemnity obligations under
Section 15.

Financing Contingency Applies:            Seller's Initials x              Purchaser's Initials: x

Financing Contingency Does Not Apply:     Seller's Initials _______        Purchaser's Initials: _______

            (d) SNDA and Estoppel Certificate. Upon expiration or waiver of the Due Diligence Period set forth above, Seller will make a one time request from Tenant for a current estoppel certificate and a subordination, non-disturbance and attornment agreement ("SNDA"), each in the form (if any) contemplated by the Lease. If the form of Tenant estoppel certificate and/or SNDA is not prescribed by the Lease and Purchaser submits to Seller the form of estoppel certificate and/or SNDA (as the case may be) preferred by Purchaser or required by Purchaser's Lender (if any) prior to the expiration of the Due Diligence Period, Seller will submit such form of estoppel certificate and SNDA to Tenant if such form is reasonable. Notwithstanding anything contained herein to the contrary, in the event Tenant fails to provide the estoppel certificate and/or SNDA required by the Lease or alleges that there are outstanding material events of default under the Lease which cannot be resolved to Purchaser's reasonable satisfaction by the Closing, then, in such event, Purchaser's sole remedy shall be to waive the requirement or to terminate this Agreement and receive the prompt return of its Deposit. Seller shall be under no obligation to obtain any updates to the estoppel certificate and/or SNDA received from Tenant.

      6. PERMITTED EXCEPTIONS. Seller shall convey the Property to Purchaser subject to any easements and exceptions noted in the Title Commitment, the Survey, and the Lease (collectively, "Permitted Exceptions").

      7. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser as to the following matters, each of which is true and correct as of the date of this Agreement, and each of which shall be true and correct as of the date of Closing. As used in this Section, the phrase "to Seller's knowledge" means Seller's actual knowledge, without duty of inquiry.

            (a) Authority. Seller is duly formed in the appropriate state and has obtained all necessary consents and approvals required by its formation documents for the execution of this Agreement and the performance of its obligations arising hereunder;

            (b) Compliance. Seller has received no written notice from any governmental agency alleging a violation of any statute, ordinance, regulation or code with respect to the Property which violation has not been cured;

            (c) Litigation. There is no pending nor, to Seller's knowledge, threatened matters of litigation, administrative action or examination, claim or demand relating to the Property or Seller's interest in the Property;

            (d) Eminent Domain. There is no pending nor, to Seller's knowledge, contemplated or threatened eminent domain, condemnation or other governmental takings or proceedings relating to the Property or any part thereof; and

            (e) Foreign Entity. Seller is not a foreign person or entity under the Foreign Investment in Real Property Tax Act of 1980, as amended, and no taxes or withholding under the such act shall be assessed against or imposed upon Purchaser in connection with the transaction contemplated by this Agreement.

            Seller acknowledges and agrees that the warranties and representations set forth above shall survive the Closing for a period of six
(6) months. If, prior to Closing, Purchaser receives written notice from Seller that any material representation or warranty of Seller is untrue and cannot be remedied, or Purchaser becomes aware that any material representation or warranty of Seller is untrue and can not be remedied, Purchaser shall, as Purchaser's sole and exclusive remedy, be entitled to terminate this Agreement by written notice delivered to Seller on or before the Closing, in which event, the Deposit shall be refunded to Purchaser, and, except for the terms and provisions of this Agreement which specifically survive the termination of this Agreement, the parties shall have no further obligations hereunder. If Purchaser is so advised and Purchaser fails to terminate this Agreement within thirty (30) days after receipt of said notice via certified or registered mail (return receipt requested), Purchaser shall be deemed to have waived the breach of such representation or warranty and shall have no further rights or remedies as a result of the breach of such representation or warranty. Seller does not, by this Agreement, represent or warrant that there will be no changes in any of the matters referred to in Seller's representations or warranties after the date same are made through the acts and/or omissions of Tenant, and shall have no liability or responsibility in the event that any representation or warranty becomes false or misleading as a result of any change in circumstances after the date such representations or warranties are made.

      8. COVENANTS OF SELLER.

            (a) Actions. From and after the date of this Agreement and until the date of Closing, Seller shall: (i) use commercially reasonable efforts to keep (or cause to be kept) the Property fully insured in accordance with prudent and customary practice and as required by the Lease; (ii) not alienate, encumber or transfer the Property or any part thereof in favor of or to any other person or entity unless required by law; (iii) not amend the Lease without the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed); and (iv) not commence any eviction proceedings against the tenant without purchaser's prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed); and

            (b) Change in Status. From and after the date of this Agreement and until the date of Closing, Seller shall promptly give Purchaser written notice of any change in the status of title to the Property, which either changes the nature of any Permitted Exceptions or represents an additional encumbrance on the Property.

      9. CLOSING. Seller and Purchaser shall consummate the transactions contemplated by this Agreement at Closing through an escrow with the Title Company and pursuant to escrow instructions acceptable to the Title Company, Seller and Purchaser. The attorneys for Seller and Purchaser are authorized to execute the escrow instructions letter, any amendments thereto and all directions or communications thereunder.

      10. SELLER'S OBLIGATIONS AT THE CLOSING. At the Closing, Seller shall:

            (a) Deed. Execute and deliver the Deed for each Property in the form attached hereto as Exhibit C to Purchaser;

            (b) Title Policy. Cause the Title Company to furnish to Purchaser an owner's policy of title insurance pursuant to the Title Commitment ("Title Policy");

            (c) Closing Statement. Execute and deliver to Purchaser a closing statement itemizing the Purchase Price and all adjustments thereto as provided in this Agreement;

            (d) Assignment of Lease. Execute and deliver to Purchaser an assignment of all of Seller's right, title and interest in and to the Lease in substantially the form attached as Exhibit "D" ("Assignment"), together with such consents to and notices of such assignment as may be required under the Lease;

            (e) Affidavit. Execute and deliver to Purchaser a Non-Foreign Persons Affidavit in substantially the form attached as Exhibit "E";

            (f) Estoppel Certificate and SNDA. Deliver to Purchaser an original of the estoppel certificate and SNDA (if any) from the Tenant for the Lease and all subsequent amendments and assignments in the form required by Section 5(d) above;

            (g) Notice to Tenant. Execute and deliver to Purchaser a "Notice to Tenant" substantially in the form attached as Exhibit "F"; and

            (h) Additional Documents. Execute and deliver to Purchaser such other documents or instruments as may be required under this Agreement, or as otherwise required in Purchaser's reasonable judgment to effectuate the Closing.

      11. PURCHASER'S OBLIGATIONS AT CLOSING. Subject to the terms, conditions, and provisions hereof, and contemporaneously with the performance by Seller of its obligations under Section 10 above, Purchaser shall:

            (a) Purchase Price. Pay Seller the Purchase Price;

            (b) Closing Statement. Execute and deliver to Seller a closing statement itemizing the Purchase Price and all adjustments thereto as provided in this Agreement;

            (c) Assignment of Lease. Acknowledge the Assignment for the purpose of assuming the obligations of Seller under the Lease; and

            (d) Additional Documents. Execute and deliver to Seller such other documents or instruments as may be required under this Agreement, or as otherwise required in Seller's reasonable opinion to effectuate the Closing.

            Purchaser's obligation to close shall be specifically contingent upon the Title Company furnishing to Purchaser the Title Policy and the Tenant executing and delivering to Purchaser an estoppel certificate in accordance with the provisions of the Lease. Purchaser acknowledges that Seller's failure to deliver items 10 (b) and 10 (f) shall not constitute a default by Seller hereunder, nor expose Seller to damages, but, in such circumstances, Purchaser shall nonetheless be able to terminate this Agreement and receive the immediate return of the Deposit.

      12. CLOSING COSTS. At the Closing, Seller shall pay: (a) the cost of preparation of the Deed, (b) all premiums and fees related to the Title Policy, but excluding endorsement premiums or any charges for extended coverage endorsements, (c) real estate transfer taxes and fees payable upon recordation of the Deed; and (d) subject to Section 21 below, the real estate brokerage commissions payable to Broker by reason of the transaction contemplated by this Agreement. Seller and Purchaser shall each pay half of any title closer charges and shall further pay their own attorneys' fees. Purchaser shall be responsible for all other costs and expenses of the Closing including, but not limited to
(a) the costs and expenses of any additional endorsements and/or additional title insurance coverage requests by Purchaser and (b) any other expenses, taxes and fees related to Purchaser's Loan, including any mortgage taxes and any lender's policy of title insurance. Seller and Purchaser further agree to each be responsible for any additional fees reasonable and customary as determined by the Title Company for the applicable State and County.

      13. PRO-RATIONS.

            (a) Taxes. Purchaser acknowledges that the Lease obligates the Tenant to pay the taxes directly to the taxing authority. Accordingly, the parties shall not prorate taxes between Purchaser and Seller, it being acknowledged that Tenant shall be responsible for same. In no event shall Seller be responsible for the payment of any real estate taxes and/or assessments applicable during its period of ownership in the event the Tenant has defaulted in the prompt payment of same.

            (b) Rent. Rent actually paid for the month in which the Closing occurs shall be prorated between Seller and Purchaser as of the close of business on the date of Closing, with Purchaser receiving a credit for amounts attributable to time periods following such date. To the extent either party hereto receives rent after Closing to which the other has a claim, such party shall remit same to the party entitled thereto within ten (10) days of receipt. To the extent any rent arrearages exist under the Lease, Seller shall have the right, to pursue Tenant for such arrearages since there is no security deposit.

      14. POSSESSION. Subject to the rights of Tenant under the Lease, Seller shall deliver possession of the Property to Purchaser at Closing.

      15. INSPECTION. From and after the date of this Agreement and until the expiration of the Due Diligence Period, Seller agrees that Purchaser and its agents and representatives shall, subject to arranging all onsite visits with Seller and Broker, be entitled to enter upon the Property for inspection, soil tests, examination, land-use planning and for any due diligence investigation relating to Purchaser's proposed ownership of the Property, subject to the rights of the Tenant under the Lease. As to any such investigation, Purchaser shall restore the Property to the same condition as existed prior to any such investigation, and shall not: (i) perform any invasive tests without Seller's prior consent, or (ii) interfere with the possessory rights of the Tenant. Purchaser shall indemnify and hold harmless Seller from and against, and shall reimburse Seller with respect to, any and all claims, demands, causes of action, loss, damage, liabilities, costs and expenses (including reasonable attorneys' fees and disbursements) asserted against or incurred by Seller by reason of or arising out of any such on-site investigation, it being acknowledged that all such obligations shall survive the termination of this Agreement.

      16. ACKNOWLEDGEMENT. Purchaser understands and acknowledges that Seller has not made and does not make any representation or warranties whatsoever, oral or written, express or implied, to Purchaser with respect to the condition, state of repair or operability of the Property (including but not limited to environmental protection, pollution or land use laws, rules, regulations, orders or requirements, including the existence in, on, or under the Property of any hazardous materials or substances, soil or sub-soil conditions, all improvements thereon, the structural portions thereof, and the personal property, mechanical, plumbing, electrical, sewer, sanitary disposal, heating, ventilating and air conditioning systems and other building service equipment therein), with respect to the suitability or fitness for the Purchaser's intended use or purpose or with respect to the appreciation or income potential of the Property, the zoning of the Property, the platting of the Property, the availability or adequacy of utilities to the Property, access to the Property, requirements in connection with any development of the Property or any other matter whatsoever. Purchaser further acknowledges and agrees that Purchaser has investigated or will investigate all matters of concern to Purchaser with respect to the Property and that Purchaser is not relying and hereby expressly waives any reliance on any representation or warranty, oral or written, express or implied, of Seller with respect to such matters. Purchaser agrees to purchase the Property and all improvements thereon and mechanical systems therein delivered to Purchaser, as is, where is, with all faults. Notwithstanding any provision of this Agreement to the contrary, Purchaser releases Seller from any liability, claims, damages, expenses of any kind or nature, or any other claim resulting from the presence, removal or other remediation of hazardous materials or substances in, on, under or about the Property or which has migrated from adjacent lands onto the Property or from the Property to adjacent land. Purchaser further acknowledges that Seller is not aware of any environmental issues on the subject property other than those, if any, noted in the Phase I dated February 20, 1997. The Phase I dated February 20, 1997 has been or will be provided to the Purchaser for review during the Due Diligence period. The provisions of this Section 16 shall survive the Closing.

      17. FURTHER ASSURANCES. Seller and Purchaser agree to perform such other acts, and to execute, acknowledge, and/or deliver subsequent to the Closing such other instruments, documents and other materials as Seller or Purchaser may reasonably request in order to effectuate the consummation of the transactions contemplated in this Agreement and to vest title to the Property in Purchaser. The provisions of this Section 17 shall survive the Closing.

      18. DEFAULT BY SELLER. In the event that Seller should fail to consummate the transactions contemplated by this Agreement for any reason, excepting Purchaser's default or the failure of any of the conditions to Seller's obligations hereunder to be satisfied or waived, Purchaser may use remedies available under the laws, terminate this Agreement by giving prompt written notice thereof to Seller, or specifically enforce this Agreement; provided, however, that in the event that such failure of Seller was beyond Seller's reasonable control, Purchaser's sole remedy shall be to terminate this Agreement; provided, further, in the event Purchaser elects to specifically enforce this Agreement, it must institute such action within thirty (30) days following Seller's default, failing which, Purchaser shall be deemed to have waived the right to pursue specific performance.

      19. DEFAULT BY PURCHASER. In the event Purchaser should fail to consummate the transactions contemplated in this Agreement for any reason, except default by Seller or the failure of any of the conditions to Purchaser's obligations hereunder to be satisfied or waived, Seller's sole remedy shall be to retain the Deposit and terminate this Agreement by giving prompt written notice thereof to Purchaser and, except as expressly set forth in this Agreement, neither Seller nor Purchaser shall have any further obligations under this Agreement.

      20. ATTORNEY'S FEES. Should either Seller or Purchaser employ an attorney or attorneys to enforce any of the provisions of this Agreement or to protect its interest in any matter arising under this Agreement or to recover damages for the breach of this Agreement, the losing party in any final judgment agrees to pay the prevailing party all reasonable costs, charges, and expenses, including reasonable attorney's fees, expended or incurred by it in connection therewith.

      21. BROKERAGE COMMISSIONS. Each party represents to the other that no brokers other than Seller's Broker and Purchaser's Broker have been involved in this transaction. In the event that this transaction is consummated and Closing occurs, Seller shall pay Seller's Broker a real estate commission as set forth in a separate written agreement between Seller and Seller's Broker and shall also pay Purchaser's Broker two percent (2%) of the Purchase Price, which sum is the total fee agreed to by Purchaser's Broker. Seller and Purchaser agree that if any other claims for brokerage commissions are ever made against Seller or Purchaser in connection with this transaction, all claims shall be handled and paid by the party whose actions or alleged commitments form the basis of such claim. Seller agrees to indemnify and hold Purchaser harmless from any loss, liability, damage, cost, or expense (including, without limitation, reasonable attorney's fees) paid or incurred by Purchaser by reason of any claim to any broker's, finder's, or other fee in connection with this transaction by any party claiming by, through, or under Seller. Except as provided in the foregoing sentence, Purchaser agrees to indemnify and hold Seller harmless from any loss, liability, damage, cost or expense (including, without limitation, reasonable attorney's fees) paid or incurred by Seller by reason of any claim to any broker's, finder's, or other fee in connection with this transaction by any party claiming by, through, or under Purchaser, which obligation of each party shall survive the Closing.

      22. RISK OF LOSS. All risk of loss or damage to the Property prior to Closing, including, without limitation, loss by reason of eminent domain or condemnation proceedings or by reason of fire, windstorm, or other casualty, shall rest with Seller. If, prior to the Closing, the Property is subject to eminent domain or condemnation proceedings or is damaged as a result of fire or other casualty, Seller shall give Purchaser written notice thereof and Purchaser shall have the option, exercisable by written notice to Seller within fifteen
(15) days after the date of Seller's notice, to either:

            (a) Accept Title. Accept title to the Property without any reduction of the Purchase Price, in which event, at the Closing and subject to the rights of Tenant, Seller shall assign to Purchaser any eminent domain or condemnation award or insurance proceeds payable to Seller or its successors or assigns by reason of such eminent domain or condemnation proceeding or damage or casualty, and pay over to Purchaser any monies theretofore received by Seller in connection with such eminent domain or condemnation proceeding or fire or other casualty; or

            (b) Terminate. Terminate this Agreement, in which event neither Seller nor Purchaser shall have any further obligations under this Agreement and the Purchaser shall receive the prompt return of the Deposit, and all reasonable costs incurred. Purchaser shall supply copies of invoices to Seller for all costs incurred before reimbursement.

            In the event Purchaser shall fail to exercise either such option within such fifteen (15) day period, Purchaser shall be deemed to have elected the option set forth in Section 22(a).

      23. ASSIGNMENT. Except as set forth in Section 31 below, neither Purchaser nor Seller may assign its respective rights or obligations under this Agreement without the consent of the other.

      24. NOTICES. Any notice to be given or to be served upon either party in connection with this Agreement must be in writing and shall be given by certified or registered mail (return receipt requested), by overnight express delivery or by facsimile (followed by hard copy by either of the two preceding methods of delivery) and shall be deemed to have been given upon receipt. Notices shall be sent to the addresses set forth on the signature page of this Agreement and shall be deemed delivered upon delivery or on the date when the receiving party first refuses to accept such delivery. Either party may at any time, by giving five (5) days written notice to the other, designate any other address in substitution of any of the foregoing addresses to which such notice shall be given and other parties to whom copies of all notices under this Agreement shall be sent.

      25. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the Seller and Purchaser and their respective permitted successors and assigns.

      26. ENTIRE AGREEMENT. This Agreement represents the entire agreement between Seller and Purchaser with respect to the subject matter hereof, and all prior agreements between Seller and Purchaser with respect to such subject matter shall have no further force or effect, including, without limitation, any proposal letters.

      27. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Subject State, without giving effect to principles of conflicts of law.

      28. MODIFICATION. This Agreement may only be modified or otherwise amended by a written instrument executed by duly authorized representatives of Seller and Purchaser.

      29. INTENTIONALLY LEFT BLANK

      30. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

      31. 1031 EXCHANGE. In the event, prior to Closing, Purchaser shall desire to structure this transaction as a part of a tax deferred exchange, pursuant to
Section 1031 of the Internal Revenue Code, Purchaser may assign its rights, but not its obligations, to a Qualified Intermediary under Treasury Regulation 1.103(k)-(1)(g)(4) and Seller, as an accommodation to Purchaser, shall enter into and execute any such amendatory documentation as Purchaser may reasonably request; provided, however, that Seller shall not incur any additional cost, expense, risk or potential liability whatsoever on account thereof. Seller shall have no liability to Purchaser whatsoever in the event the subject transaction is found, held or adjudicated not to qualify as or as a part of a tax deferred exchange pursuant to Section 1031 of the Internal Revenue Code.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the date first written above.

PURCHASER:                             SELLER:

RUBEN MANAGEMENT LLC
                                       CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV

 By: /s/ Mousa Nouriyelian             By: GP 4 Asset Acquisition, LLC
     -----------------------           Its: General Partner
Print Name: Mousa Nouriyelian
Its:  President                        By: /s/ Daniel J. Kelly
                                           --------------------------
                                       Print Name: Daniel J. Kelly

Send Notices To:                       Its: Vice President

One A Ramsey Road                      Send Notices To:
Great Neck, NY 11023
__________________________             Joanna Zabriskie
__________________________             Vice President
Telephone:  516 312-4560               24 Frank Lloyd Wright Drive
Facsimile: _______________             Lobby L, Fourth Floor, P.O. Box 544
                                       Ann Arbor, Michigan 48106-0544
                                       Telephone:  (734)  994-5505
                                       Facsimile:  (734)  994-1376
With a Copy To:
Elie Aryeh, Esq.                       With a copy to:
Elazar Aryeh PC
110-20 71st Road - Suite 110           Jennifer Tingley
Forest Hills, New York 11375           Documentation Manager
                                       6444 Meadow Ridge Ct.
Telephone: (718) 261-0210              Dexter, MI  48130
                                       Telephone:  734-426-2901
Facsimile: (718) 261-2981              Facsimile:  734-913-0584

                              SCHEDULE OF EXHIBITS

A - Legal Description of the Land

B - Form of Earnest Money Escrow Agreement

C - Form of Deed

D - Form of Assignment of Lease

E - Form of  Non-Foreign Persons Affidavit

F - Form of Notice to Tenant

                                    EXHIBIT A

                                LEGAL DESCRIPTION

LOCATED IN THE CITY OF HAMILTON, COUNTY OF BUTLER, STATE OF OHIO AND BEING PART OF CITY LOT NUMBER 29835 AND BEING DESCRIBED MORE PARTICULARLY AS FOLLOWS:

BEGINNING AT THE SOUTHERN MOST POINT OF SAID LOT 29835, SAID POINT ALSO LYING ON THE WEST RIGHT-OF-WAY LINE OF STATE ROUTE 177; THENCE WITH A NORTHWESTERLY LINE OF SAID LOT 29835 NORTH 89 DEGREES 42 MINUTES 00 SECONDS WEST, 416.42 FEET TO A POINT ON THE CURVE OF A FUTURE EAST RIGHT-OF-WAY LINE OF CARLISLE AVENUE; THENCE WITH THE FUTURE EAST RIGHT-OF-WAY LINE OF CARLISLE AVENUE THE FOLLOWING TWO (2)
COURSES:

ON A CURVE TO THE LEFT WITH A RADIUS OF 260.00 FEET INTERNAL ANGLE OF 09 DEGREES 05 MINUTES 12 SECONDS (LONG CHORD BEARING NORTH 20 DEGREES 56 MINUTES 28 SECONDS WEST, 41.19 FEET) ALONG THE ARC 41.23 FEET TO A POINT; THENCE NORTH 25 DEGREES 29 MINUTES 04 SECONDS WEST, 3.23 FEET TO A POINT; THENCE LEAVING THE FUTURE EAST RIGHT-OF-WAY LINE OF CARLISLE AVENUE NORTH 52 DEGREES 49 MINUTES 15 SECONDS EAST, 312.88 FEET TO THE NORTHEAST CORNER OF SAID LOT 29835 AND A POINT ON THE WEST RIGHT-OF-WAY LINE OF SAID STATE ROUTE 177; THENCE WITH THE WEST RIGHT-OF-WAY LINE OF STATE ROUTE 177 SOUTH 38 DEGREES 13 MINUTES 38 SECONDS EAST, 296.14 FEET TO THE TRUE POINT OF BEGINNING CONTAINING 1.2601 ACRES MORE OR LESS SUBJECT HOWEVER TO ALL LEGAL HIGHWAYS, EASEMENTS AND RESTRICTIONS OF RECORD.

                                    EXHIBIT B

                              FORM OF EARNEST MONEY

                                ESCROW AGREEMENT

      Earnest Money Escrow Agreement made as of this 15th day of June, 2006 by and between CAPTEC FRANCHISE CAPITAL PARTNERS LP IV., having an address of 24 Frank Lloyd Wright Dr., Lobby L, 4th Floor, Ann Arbor, MI 48106 ("Seller") and RUBEN MANAGEMENT LLC., having an address of 1A Ramsey Rd., Great Neck, NY, 11023 ("Purchaser") and LAWYERS TITLE INSURANCE CORPORATION, having an address at 140 E 45th Street, New York, New York 10017 ("Escrow Agent").

                                   WITNESSETH:

      WHEREAS, Seller and Purchaser have entered into an Agreement of Sale ("Agreement") dated June 15, 2006 for the sale of those certain premises ("Transaction") known as Hollywood Video located at 1479 Main, Hamilton, OH. A copy of the Agreement has been received by Escrow Agent.

      WHEREAS, Purchaser is obligated to make a deposit in the amount of $25,000 as provided in the Agreement (such sum, together with any interest thereon, is hereinafter referred to as the "Deposit") and

      WHEREAS, in furtherance of such Transaction, the parties desire and the Escrow Agent is willing to hold the Deposit in escrow on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, for good and valuable considerations, the receipt of and sufficiency thereof, is duly acknowledged, the parties hereto agree as follows:

      1. The terms of the Agreement are incorporated herein by reference, and Escrow Agent agrees to abide by such terms as they may be applicable to Escrow Agent. All capitalized items not otherwise defined therein shall have the meanings ascribed to them in the Agreement.

      2. The Deposit, upon delivery to the Escrow Agent, will be deposited by Escrow Agent in an interest-bearing account at Chase Manhattan Bank, 241 E. 42nd Street, New York, New York 10017 or a Dreyfus Cash Management Fund (see attached investment instructions) 200 Park Avenue, New York, New York 10166.

      3. When the closing of the Transaction takes place, the Escrow Agent shall deliver the Deposit to or upon the Seller, provided the Purchaser has executed and delivered to the Escrow Agent a letter certifying that all of the conditions precedent to be performed by Seller set forth in the Agreement between the Seller and the Purchaser have been duly satisfied or have been expressly waived by Purchaser, which letter shall be delivered by telecopier, e-mail or Certified return receipt or overnight mailto the Escrow Agent.

      4. Pursuant to the Agreement, Purchaser may, prior to (due diligence date of ______________________, 200__), elect to terminate this Agreement by giving written notice thereof to Seller and to Escrow Agent, and, in such event, the Deposit shall be returned to the Purchaser by the Escrow Agent, whereupon the Agreement and this escrow agreement shall be cancelled and none of the parties hereto shall have any further rights and obligations hereunder, except as provided in the Agreement.

      5. If the Purchaser does not terminate the Agreement in the manner described in the Agreement, but the closing of the sale does not take place, the Escrow Agent shall pay the Deposit to, or upon the instruction of, the party entitled thereto in accordance with the provisions of the Agreement; provided, however, that the Escrow Agent shall not pay the Deposit in such event unless and until (a) it delivers written notice to the other party notifying such other party of its intention to deliver the Deposit, and (b) such other party or its attorney as designated below shall not deliver to the Escrow Agent a written notice objecting to such delivery of the Deposit within fifteen (15) days after delivery of the Escrow Agent's notice.

      6. With respect to delivering the Deposit in accordance with Paragraphs 3 or 5, in the event that the Escrow Agent receives conflicting instructions from the parties or determines in good faith that a bonafide dispute exists as to whether the Escrow Agent is obligated to deliver the Deposit, or as to whom said Deposit is to be delivered, the Escrow Agent, at its option, (a) may refuse to comply with any claims or demands on it and continue to hold the Deposit until
(I) the Escrow Agent receives written notice signed by the Seller and the Purchaser directing the release and delivery of the Deposit, in which event the Escrow Agent shall then release and deliver the Deposit in accordance with said direction, or (ii) the Escrow Agent receives a certified copy of a final nonappealable judgment of a court of competent jurisdiction directing the release and delivery of the Deposit, in which event the Escrow Agent shall then release and deliver the Deposit in accordance with said direction, or (b) may deliver the Deposit to the Clerk of the Superior Court of the State of New York, for the County of New York, or (c) may take such affirmative steps as the Escrow Agent may elect in order to substitute another impartial party reasonably satisfactory to the Seller and the Purchaser (whose consents to such substitution shall not be unreasonably withheld), to hold the Deposit, including, without limitation, the deposit thereof in a court of competent jurisdiction and the commencement of an action for interpleader, the costs thereof to be the joint and several obligation of the Seller and the Purchaser (but, as between the Seller and the Purchaser, such costs shall be borne by whichever of the Seller or the Purchaser is the losing party, or in accordance with any mutual agreement of the Seller and the Purchaser if neither party is the losing party).

      7. The Escrow Agent is acting as a stakeholder only with respect to the Deposit. It is agreed that the duties of the Escrow Agent are only as herein specifically provided, and are purely ministerial in nature, and that the Escrow Agent shall incur no liability whatsoever except for willful misconduct or gross negligence. The Seller and the Purchaser each release the Escrow Agent from any act done or omitted to be done by the Escrow Agent in good faith in the performance of its duties hereunder.

      8. The Seller and the Purchaser shall jointly and severally indemnify, defend (with counsel acceptable to the Escrow Agent) and save harmless the Escrow Agent from and against all loss, cost, claim, liability, damage and expense, including reasonable attorneys' fees and disbursements incurred in connection with the performance of the Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by the Escrow Agent in bad faith, in willful disregard of this Escrow Agreement, or involving gross negligence on the part of the Escrow Agent (the "Indemnified Matters") (but, as between the Seller and the Purchaser, the cost of such Indemnified Matters shall be shared equally, except to the extent that such Indemnified Matters are attributable to the breach by the Seller or the Purchaser of the Agreement or this Escrow Agreement, in which event the cost shall be borne by whichever of the Seller or the Purchaser is the breaching party.

      9. Intentionally omitted.

      10. All notices, demands, offers, elections or other communications required or permitted by this Escrow Agreement shall be in writing and shall be personally delivered, either by express mail or by reputable overnight courier which delivers only upon receipt of addresses, and addressed to the party at its address set forth below by either of the aforesaid methods, or by registered or certified mail, postage prepaid, with a return receipt requested, with copies as follows:

      TO THE SELLER:

   Captec Franchise Capital Partners, LP IV.
   24 Frank Lloyd Wright Drive
   Lobby L, 4th Floor PO Box 544
   Ann Arbor, MI 48106
   Attention: Joanna Zabriskie
   Facsimile: (734) 994-7324

   With a Copy to:

   Jennifer Tingley
   Documentation Manager
   6444 Meadow Ridge Ct.
   Dexter, MI  48130
   Facsimile: (734) 913-0584

       TO THE PURCHASER:

   Ruben Management LLC
   1A Ramsey Rd
   Great Neck, NY 11023
   Facsimile: 212 - 972 -9401

   With a Copy To:

   Elie Aryeh, Esq.
   Elazar Aryeh PC
   110-20 71st Road - Suite 110
   Forest Hills, New York 11375
   Facsimile: (718) 261-2981

   TO THE ESCROW AGENT:

   LAWYERS TITLE INSURANCE CORPORATION
   140 E 45th Street
   New York, NY 10017
   Attention: ___________________
   Facsimile _________________

or at such other address as, from time to time, shall be supplied by a party to the others by like notice, and shall be deemed to have been given or sent, if sent by express mail or by registered or by certified mail, when properly deposited with the United States Postal Services with the proper address and postage paid therewith, and shall be deemed to have been received when actually delivered to or refused receipt at the specified address, or if sent by overnight courier, when delivered to said courier service with the proper address and delivery charges either prepaid or charged to a proper account, and deemed to have been received when actually delivered to the specified address. Notwithstanding with preceding sentence to the contrary, and solely with respect to the Escrow Agent, notice shall be deemed to have been given or delivered to the Escrow Agent on the date of the Escrow Agent's actual receipt or refusal of such notice. Each party shall be entitled to rely on all communications which purport to be on behalf of the party and purport to be signed by an authorized party or the above-indicated attorneys or such other attorney as may be designated from time to time by any of the parties hereto.

      11. Escrow Agent hereunder may resign at any time giving ten (10) business days prior written notice to that effect to each of the Seller and Purchaser. In such event, the successor Escrow Agent shall be selected by the Purchaser and approved by Seller, such approval not to be unreasonably withheld or delayed. Escrow Agent shall then deliver to successor Escrow Agent the Deposit, to be held by successor Escrow Agent pursuant to the terms of this Escrow Agreement and the Agreement.

      12. In its capacity as Escrow Agent, Escrow Agent shall not be responsible for the genuineness or validity of any security, instrument, document or item deposited with it, and shall have no responsibility other than to faithfully follow the instructions contained herein, and it is fully protected in acting in accordance with any written instrument given to it hereunder by any of the parties hereto and believed by Escrow Agent to have been signed by the proper person. Escrow Agent may assume that any person purporting to give any notice hereunder and representing that they have authority to do so has been duly authorized to do so.

      13. Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein. Escrow Agent shall have no duty to enforce any obligation of any person to make any payment or delivery or to enforce any obligation of any person to perform any other act. Escrow Agent shall be under no liability to the other parties hereto or to anyone else by reason of any failure on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person's obligations under any such document.

      14. Escrow Agent shall be entitled to approve (not to be unreasonably withheld or delayed) any and all counsel who may be retained to defend or prosecute any action on behalf of Escrow Agent under or arising out of this Escrow Agreement.

      15. It is expressly agreed that this Escrow Agreement is for the sole benefit of the parties hereto and shall not be construed or deemed to be made for the benefit of any third party or parties.

      16. This Escrow Agreement and the obligations of the parties hereunder shall be interpreted, construed and enforced in accordance with the laws of the State of New York.

      17. If any provision of this Escrow Agreement or the application thereof to any entity, person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Escrow Agreement and the application of such provisions to other entities, persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

      18. This Escrow Agreement contains the entire understanding between the parties hereto. No variations, modifications or changes hereof shall be binding upon any party hereto unless set forth in a document duly executed by all parties hereto.

      19. Whenever used herein, the singular number shall include the plural, and the use of any gender shall include all genders. Obligations under this Escrow Agreement shall be binding upon the Seller and the Purchaser, jointly and severally. This Escrow Agreement shall be binding upon and enforceable between the Seller and the Purchaser, their heirs, executors, administrators, legal representatives, successors, assigns or trustees.

      20. This Escrow Agreement may be executed in multiple original counterparts, all of which shall be deemed originals and with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one and the same instrument.

      21. Each party waives the right to a jury trial of any dispute relating to this Escrow Agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Escrow Agreement as of the date first above-written.


PURCHASER:                             SELLER:

RUBEN MANAGEMENT LLC                   CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV

 By:  /s/ Mousa Nouriyelian            By: GP 4 Asset Acquisition, LLC
      -------------------------------  Its: General Partner
Print Name: Mousa Nouriyelian
Its: President                         By: /s/ Daniel J. Kelly
                                           ---------------------------------
                                       Print Name: Daniel J. Kelly

                                       Its: Vice President
ESCROW AGENT

LAWYERS TITLE INSURANCE CORPORATION

BY: _________________________________

                                    EXHIBIT C

                                  FORM OF DEED

  [Note: To be modified to conform to recording and other requirements of the
                                Subject State.]

                              GENERAL WARRANTY DEED

KNOW ALL MEN BY THESE PRESENTS, that CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV, a Delaware limited partnership, whose tax mailing address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, Ann Arbor, MI 48106-0544 ("Grantor"), for valuable consideration paid, grants with general warranty covenants/bargain and sale deed against grantors act to RUBEN MANAGEMENT LLC, of ______________________________ ("Grantee"), the real property described on
Exhibit A attached hereto and made a part hereof (the "Property"), intended to be the same as property located at 1479 Main Street, Hamilton Ohio 45013 as recorder in page _____, Libor ______, Section ______".

      This conveyance is made subject to all legal highways and easements, all restrictions, conditions and covenants of record, all zoning restrictions, lease with Hollywood Entertainment Corporation dated February 28, 1997, as amended, and all taxes and assessments not yet payable.

      Executed this ___ day of __________________ 2006.

                                    CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV

                                    By:  GP4 Asset Acquisition, LLC
                                    Its: General Partner

                                    By: __________________________________
                                    Print Name:
                                    Its: _________________________________

STATE OF MICHIGAN          )
                           )ss.
COUNTY OF WASHTENAW        )

The foregoing instrument was acknowledged before me this __ day of ______________, 2006, by ___________________________, who is personally known to me, as Vice President of GP4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                    ______________________________________
                                    Name: ________________________________
                                    State of Michigan, County of Washtenaw
                                    My Commission Expires: _______________
                                    Acting in the County of Washtenaw

                                EXHIBIT A TO DEED

                          Legal Description of Property

      LOCATED IN THE CITY OF HAMILTON, COUNTY OF BUTLER, STATE OF OHIO AND BEING PART OF CITY LOT NUMBER 29835 AND BEING DESCRIBED MORE PARTICULARLY AS FOLLOWS:

BEGINNING AT THE SOUTHERN MOST POINT OF SAID LOT 29835, SAID POINT ALSO LYING ON THE WEST RIGHT-OF-WAY LINE OF STATE ROUTE 177; THENCE WITH A NORTHWESTERLY LINE OF SAID LOT 29835 NORTH 89 DEGREES 42 MINUTES 00 SECONDS WEST, 416.42 FEET TO A POINT ON THE CURVE OF A FUTURE EAST RIGHT-OF-WAY LINE OF CARLISLE AVENUE; THENCE WITH THE FUTURE EAST RIGHT-OF-WAY LINE OF CARLISLE AVENUE THE FOLLOWING TWO (2)
COURSES:

ON A CURVE TO THE LEFT WITH A RADIUS OF 260.00 FEET INTERNAL ANGLE OF 09 DEGREES 05 MINUTES 12 SECONDS (LONG CHORD BEARING NORTH 20 DEGREES 56 MINUTES 28 SECONDS WEST, 41.19 FEET) ALONG THE ARC 41.23 FEET TO A POINT; THENCE NORTH 25 DEGREES 29 MINUTES 04 SECONDS WEST, 3.23 FEET TO A POINT; THENCE LEAVING THE FUTURE EAST RIGHT-OF-WAY LINE OF CARLISLE AVENUE NORTH 52 DEGREES 49 MINUTES 15 SECONDS EAST, 312.88 FEET TO THE NORTHEAST CORNER OF SAID LOT 29835 AND A POINT ON THE WEST RIGHT-OF-WAY LINE OF SAID STATE ROUTE 177; THENCE WITH THE WEST RIGHT-OF-WAY LINE OF STATE ROUTE 177 SOUTH 38 DEGREES 13 MINUTES 38 SECONDS EAST, 296.14 FEET TO THE TRUE POINT OF BEGINNING CONTAINING 1.2601 ACRES MORE OR LESS SUBJECT HOWEVER TO ALL LEGAL HIGHWAYS, EASEMENTS AND RESTRICTIONS OF RECORD.

                                    EXHIBIT D

                           FORM OF ASSIGNMENT OF LEASE

  [Note: To be modified to conform to recording and other requirements of the
                                Subject State.]

                               ASSIGNMENT OF LEASE

      THIS ASSIGNMENT OF LEASE ("Assignment") is made as of ____________________ , 200_, by and between CAPTEC FRANCHISE CAPITAL PARTNERS, LP IV, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106 ("Assignor") and RUBEN MANAGEMENT of
_________________________________ ("Assignee").

                                    RECITALS:

      Assignor leased to HOLLYWOOD ENTERTAINMENT CORPORATION, AN OREGON CORPORATION ("Tenant"), the PREMISES* (as defined in the Lease described below), located at 1479 Main Street, Hamilton, OH ("Premises"), pursuant to a Lease dated as of February 28, 1997, as amended, a true and complete copy of which is attached as Exhibit 1 ("Lease").

      In connection with, and in consideration of, the acquisition of the Premises by the Assignee, Assignor has agreed to assign, transfer and convey to Assignee all of Assignor's right, title and interest in and to the Lease.

      Assignee agrees to accept the assignment of those items described in
Section 1 above and Assignee further agrees to perform all of the Assignor's obligations under or relating to the Lease arising from and after the date of this Assignment.

      In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor and Assignee agree as follows:

      1. Assignment and Assumption. Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, to and under the Lease and all subsequent amendments and assignments, and Assignee assumes all of Assignor's duties and obligations under the Lease and agrees to perform and to be bound by all of the terms and provisions of the Lease in the place and stead of Assignor arising from and after the date of this Assignment. Assignee further agrees to indemnify and hold harmless Assignor from and against all claims, awards, liabilities or damages resulting from the acts and/or omissions of Assignee from and after the date of this Assignment.

      2. Representation. To Assignor's knowledge, the Lease and all subsequent amendments and assignments, is in full force and effect and has not been modified, amended or restated (except as identified in Exhibit 1).

      3. Miscellaneous. This Assignment shall bind and inure to the benefit of the parties hereto, their successors and assigns. This Assignment shall be governed by and construed in accordance with the laws of the state where the Premises is located, without giving effect to principles of conflicts of law. This

Assignment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

This Assignment has been executed as of the day and year noted above.

                                      CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV

                                      By: GP 4 Asset Acquisition, LLC
                                      Its: General Partner

                                      By: __________________________________

                                      Its: _________________________________

                                      RUBEN MANAGEMENT LLC

                                      By: _________________________________
                                      Print Name: _____________________
                                      Its: _______________________

STATE OF MICHIGAN         )
                          )ss.
COUNTY OF WASHTENAW       )

The foregoing instrument was acknowledged before me this ___ day of ____________, 2006, by ________________, who is personally known to me, as Vice
President of GP4 Asset Acquisition, LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                      ___________________________________
                                      Name: _____________________________
                                      State of Michigan, County of Washtenaw
                                      My Commission Expires: ____________
                                          Acting in the County of Washtenaw

STATE OF ________________ )
                          ) ss.
COUNTY OF ______________  )

      The foregoing instrument was acknowledged before me this ____ day of ______, 2006, by ___________________________ who is personally known to me as
______________________ of Ruben Management LLC, a ___________________ limited liability company, on behalf of the company.

                                      ______________________________________
                                      Notary Public
                                      _______________ County, ______________
                                      My Commission Expires: _______________
                                      [Notary's Seal]

Prepared by and recorded
at the request of:

Captec Franchise Capital Partners LP IV
24 Frank Lloyd Wright Dr., Lobby L, 4th Floor
Ann Arbor, MI  48106

When recorded return to:

________________________
________________________
________________________

                                    EXHIBIT 1
                                       TO
                               ASSIGNMENT OF LEASE

                             [Attach copy of Lease]

                                    EXHIBIT E

                      FORM OF NON-FOREIGN PERSONS AFFIDAVIT

Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a United States real property interest must withhold tax if the transferor (seller) is a foreign person. To inform RUBEN MANAGEMENT LLC ("Transferee"), that withholding of tax is not required upon the disposition of a United States real property interest by CAPTEC FRANCHISE CAPITAL PARTNERS LP IV ("Transferor"), the undersigned certifies the following on behalf of Transferor:

      1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

      2. Transferor's United States Employer Identification Number is
38-3304096;

      3. Transferor's office address is 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, Ann Arbor, Michigan 48105.

      Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

                                      CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV

                                      By:  GP 4 Asset Acquisition, LLC
                                      Its: General Partner

                                      By: ________________________
                                      Its: _______________________

Dated as of __________, 2006.

STATE OF MICHIGAN        )
                         )ss.
COUNTY OF WASHTENAW      )

The foregoing instrument was acknowledged before me this ___ day of ____________, 2006, by ________________, who is personally known to me, as Vice
President of GP4 Asset Acquisition, LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                      ______________________________________
                                      Name:  _______________________________
                                      State of Michigan, County of Washtenaw
                                      My Commission Expires: _______________
                                            Acting in the County of Washtenaw

                                    EXHIBIT F

                            FORM OF NOTICE TO TENANT

                               _____________, 200_

[TENANT NAME]
[TENANT ADDRESS]

Ladies and Gentlemen:

      This is to inform you that on __________________, 200_ the interest of Captec Franchise Capital Partners, LP IV ("Seller") in that certain Lease, dated as of ____________________, ______ ("Lease"), between Captec Franchise Capital Partners, LP IV, as landlord, and Hollywood Entertainment Corporation, as tenant, for the property located at 1491 Main Street., Hamilton, OH, has been assigned to Ruben Management LLC. Accordingly, all future payments owed, and notices to be given, to the landlord under the Lease should be delivered to Ruben Management LLC at the following address:
______________________________________________________.

                                      Very truly yours,

                                      CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV

                                      By: GP 4 Asset Acquisition, LLC
                                      Its: General Partner

                                      By: ________________________
                                      Its: _______________________